INCOME TAXES	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 10 - INCOME TAXES

The Company has net operating loss carry forwards for federal income tax purposes of approximately $50,600,000 at December 31, 2016, the unused portion of which expires in years 2026 through 2036. The Company accounts for income taxes under Accounting Standards Codification 740, Income Taxes “ASC 740”. ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and the tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax losses and tax credit carry forwards. ASC 740 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets. Internal Revenue Code Section 382 “IRC 382” places a limitation on the amount of taxable income that can be offset by carry forwards after a change in control (generally greater than a 50% change in ownership). The issuance of the Company’s Series A Preferred Stock on January 15, 2009 resulted in a change of control as defined under IRC 382.

The table below summarizes the differences between the Company’s effective tax rate and the statutory federal rate as follows for the periods ended December 31, 2016 and 2015:

	2016	2015

Computed "expected" expense (benefit)	$(933,778)	$(2,231,764)
State tax expense (benefit), net of federal effect	(80,038)	(191,294)
Amortization/impairment of acquisition related assets	(5,002)	(5,002)
Stock based compensation	84,414	190,281
Stock based fees paid to client	493,986	-
Other permanent differences	14,917	5,995
Increase in valuation allowance	425,501	2,231,784
	$-	$-

Deferred tax assets and liabilities are provided for significant income and expense items recognized in different years for tax and financial reporting purposes. The components of the net deferred tax assets for the years ended December 31, 2016 and 2015 were as follows:

	2016	2015

Deferred tax assets:
Net operating loss carry forward	$19,227,610	$18,868,252
Depreciation	88,909	52,177
Compensation expense	64,230	61,683
Deferred revenue	686,297	648,288
All Miscellaneous Other	2,874	14,019
Total deferred tax asset	20,069,920	19,644,419

Deferred tax liabilities	-	-
Net deferred tax asset	20,069,920	19,644,419
Less: valuation allowance	(20,069,920)	(19,644,419)
	$-	$-

The Company has fully reserved the deferred tax asset in excess of the deferred tax liabilities due to the limitation on taxable income that can be offset by net operating loss carry forwards in future periods under IRC section 382 as a result of changes in control and substantial uncertainty of the realization of any tax assets in future periods. The valuation allowance was increased by $425,501 from the prior year.